UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
______________
FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2006
AUTOMATIC DATA PROCESSING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 974-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Named Executive Officer Compensation

On August 10, 2006, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Automatic Data Processing, Inc., a Delaware corporation (the “Registrant”), approved (i) the annual base salary for fiscal year 2007 for each of Gary C. Butler, President, Chief Operating Officer and CEO-elect, S. Michael Martone, Group President (Employer Services), Richard J. Daly, Group President (Brokerage Services) and John Hogan, Group President (Brokerage Services), who are individuals that are expected to be included as “Named Executive Officers” in the Registrant’s 2006 annual proxy statement (collectively, the “Named Executive Officers”), (ii) the performance criteria for the payment of cash bonuses for fiscal year 2007 to the Named Executive Officers, who are all participants in the Registrant’s 2001 Executive Incentive Compensation Plan (as the same may be amended, the “Incentive Plan”), (iii) the performance objectives for the issuance of shares of Performance-Based Restricted Stock (“PBRS”) under the Incentive Plan and (iv) an Accelerated Revenue Program (“ARP”) under the Incentive Plan and the performance objectives for the issuance of shares of restricted stock thereunder.

Fiscal Year 2007 Base Salaries:

The following table sets forth the annual base salaries for fiscal year 2007 (i.e., July 1, 2006 through June 30, 2007) for the Named Executive Officers and for Christopher R. Reidy, who will become Chief Financial Officer no later than October 2, 2006:

Mr. Butler	$850,000
Mr. Martone	$578,000
Mr. Reidy	$500,000
Mr. Daly	$472,000
Mr. Hogan	$472,000

Please note, however, that the base salaries for the Named Executive Officers will become effective in April of 2007 (rather than July 1, 2006). Consequently, the fiscal year 2007 base salary shown in the table above is a higher amount than the actual salary that will be earned from July 1, 2006 through June 30, 2007 by each Named Executive Officer. The actual salary earned for fiscal year 2007 will be reflected in the Summary Compensation Table in the Registrant’s 2007 annual proxy statement.

Fiscal Year 2007 Bonus Targets:

The Named Executive Officers and Mr. Reidy participate in the Incentive Plan for fiscal year 2007. The Incentive Plan contains an annual bonus component designed to provide participating senior executive officers with incentive compensation based upon the achievement of pre-established performance objectives.

The approved performance criteria include earnings per share growth, revenue growth, achievement of a return on equity target, net operating income growth, achievement of sales targets, achievement of client retention targets, product creation and implementation objectives, the achievement of “Employer of Choice” objectives, and other corporate compliance, leadership and operational objectives. Each Named Executive Officer’s primary areas of responsibility vary within the performance criteria and not every Named Executive Officer is allocated responsibility for each criteria. Accordingly, the Compensation Committee has determined the applicability and the weighting of the respective criteria for each Named Executive Officer.

Achievement of all of the performance objectives applicable to each Named Executive Officer and to Mr. Reidy could result in maximum bonuses under the Incentive Plan in the following amounts:

Mr. Butler	$2,400,000
Mr. Martone	$908,250
Mr. Reidy	$700,000
Mr. Daly	$575,050
Mr. Hogan	$575,050

The bonus for each Named Executive Officer and Mr. Reidy is subject to downward (but not upward) discretionary adjustments, if any, as determined by the Compensation Committee, and is subject to and conditioned upon stockholder re-approval of the Incentive Plan at the Registrant’s 2006 annual meeting. The Compensation Committee will determine whether the performance objectives were achieved after the end of the Registrant’s fiscal year 2007, and any bonus payments earned will be made early in fiscal year 2008.

Fiscal Year 2007-2008 PBRS Targets:

All Named Executive Officers and Mr. Reidy are eligible to receive PBRS awards under the Incentive Plan, subject to and conditioned upon stockholder re-approval of the Incentive Plan at the Registrant’s 2006 annual meeting, based on the Registrant’s earnings per share growth in fiscal years 2007-2008 measured against pre-set objectives. Any grants of restricted stock will occur early in fiscal year 2009 to Named Executive Officers and Mr. Reidy if they are employed by the Registrant at such time, with restrictions lapsing six months thereafter, assuming the Named Executive Officer’s or Mr. Reidy’s continued employment with the Registrant.

Achievement of the earnings per share growth objectives could result in maximum awards under the PBRS program of the following numbers of shares of restricted stock:

Mr. Butler	40,000
Mr. Martone	25,000
Mr. Reidy	16,250
Mr. Daly	15,000
Mr. Hogan	15,000

Accelerated Revenue Program:

On August 10, 2006, the Compensation Committee approved the ARP. The ARP is designed to focus certain senior executives of the Registrant on accelerated revenue growth objectives. The ARP is a two-year program covering fiscal years 2007 and 2008, with revenue growth objectives set at the beginning of the program period. Payment of ARP awards, if any, will be made following the completion of the two-year period and will be made in shares of restricted stock to executives employed by the Registrant at the time of grant, with restrictions lapsing six months thereafter, assuming the executive’s continued employment with the Registrant.

All Named Executive Officers and Mr. Reidy are eligible to receive awards under the ARP, subject to and conditioned upon stockholder re-approval of the Incentive Plan at the Registrant’s 2006 annual meeting, based on the Registrant’s revenue growth in fiscal years 2007-2008 measured against pre-set objectives. Target grants of restricted stock under the ARP will be determined based on a fixed percentage of each Named Executive Officer’s July 1, 2006 base salary, or in Mr. Reidy’s case, his base salary for fiscal year 2007. Achievement of all of the revenue growth objectives could result in maximum awards under the ARP of a number of shares of restricted stock reflecting the following percentages of base salary:

Mr. Butler	105%
Mr. Martone	90%
Mr. Reidy	90%
Mr. Daly	75%
Mr. Hogan	75%

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)          On August 10, 2006, Mr. Harvey M. Krueger, a director of the Registrant since 1967, retired from the Registrant’s Board of Directors.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)          On August 10, 2006, the Board of Directors of the Registrant adopted amendments to the By-laws of the Registrant (the “Amended By-laws”). A copy of the Amended By-laws is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference. The changes effected by adoption of the Amended By-laws relate to the dissolution of the Executive Committee of the Board of Directors. The amendment took effect upon adoption by the Board of Directors of the Registrant.

Item 8.01.	Other Events.

On August 10, 2006, the Board of Directors of the Registrant dissolved the Executive Committee of the Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed as part of this Report on Form 8-K:

Exhibit Number	Description
3.2	Amended and Restated By-laws of the Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2006

AUTOMATIC DATA PROCESSING, INC.

By:	/s/ James B. Benson_______________
Name:	James B. Benson
Title:	Vice President

Exhibit Index

Exhibit Number	Description
3.2	Amended and Restated By-laws of the Registrant